Exhibit 10.2

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Agreement”) is made as of the date set forth on the signature page hereof between GulfSlope Energy, Inc., a Delaware corporation (the “Company”), and the undersigned (the “Subscriber”).

W I T N E S S E T H:

WHEREAS, the Company shall sell to the Subscriber and the Subscriber shall purchase shares of common stock, par value $0.001 (“Shares”) of the Company at a purchase price per Share of $0.01 (“Purchase Price”);

WHEREAS, the Company is not obligated to register the resale of the Shares under the Securities Act of 1933 (“Securities Act”); and

WHEREAS, the Subscriber desires to purchase that number of Shares set forth on the Signature Page hereof on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I.	SUBSCRIPTION FOR SHARES AND REPRESENTATIONS BY SUBSCRIBER

1.1           Subject to the terms and conditions hereinafter set forth, the Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company such number of Shares, and the Company agrees to sell to the Subscriber such number of Shares, as is set forth on the Signature Page.

1.2           The Subscriber recognizes that the purchase of the Shares involves a high degree of risk including, but not limited to, the following: (a) the Company has a limited operating history with a history of losses and requires additional funds to conduct its business; (b) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Shares; (c) the Subscriber may not be able to liquidate his/her/its investment; (d) transferability of the Shares is extremely limited; (e) in the event of a disposition, the Subscriber could sustain the loss of its entire investment; (f) the Company has not paid any dividends since its inception and does not anticipate paying any dividends; and (g) the Company may issue additional securities in the future which have rights and preferences that are senior to those of the Shares.  Without limiting the generality of the representations set forth in Section 1.5 below, the Subscriber represents that the Subscriber has carefully reviewed all of the Company’s filings made with the Securities and Exchange Commission (“SEC”), including without limitation its Annual Report on Form 10-K filed with the SEC on December 31, 2012 (the “10-K”), and all documents that we filed with the SEC pursuant to Sections 13(a), 13(c), 14, and 15(d) of the Exchange Act of 1934, as amended, subsequent to the date of  the 10-K, including our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (collectively the “SEC Filings”).

1.3           The Subscriber represents that the Subscriber is an “accredited investor” as such term is defined in Rule 501 of Regulation D (“Regulation D”) promulgated under the Securities Act, and that the Subscriber is able to bear the economic risk of an investment in the Shares.

Exhibit 10.2

1.4           The Subscriber hereby acknowledges and represents that (a) the Subscriber has knowledge and experience in business and financial matters, prior investment experience, or the Subscriber has employed the services of a “purchaser representative” (as defined in Rule 501 of Regulation D), attorney and/or accountant to read all of the documents furnished or made available by the Company both to the Subscriber and to all other prospective investors in the Shares to evaluate the merits and risks of such an investment on the Subscriber’s behalf; (b) the Subscriber recognizes the highly speculative nature of this investment; and (c) the Subscriber is able to bear the economic risk that the Subscriber hereby assumes.

1.5           The Subscriber hereby acknowledges receipt and careful review of this Agreement, and any documents which may have been made available upon request as reflected therein, and hereby represents that the Subscriber (a) has carefully reviewed the SEC Filings, and (b) has been furnished by the Company with all information regarding the Company, and any additional information that the Subscriber has requested or desired to know, and has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the Company and the terms and conditions of the sale of the Shares.

1.6           a)           In making the decision to invest in the Shares, the Subscriber has relied solely upon the information provided by the Company as well as the SEC Filings.  To the extent necessary, the Subscriber has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Shares hereunder.

(b)           The Subscriber represents that (i) the Subscriber was contacted regarding the sale of the Shares by the Company or its agents, (ii) no Shares were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith, the Subscriber did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising, and (iii) the Subscriber’s substantive relationship with the Company’s agent predates the agent’s contact with the Subscriber regarding an investment in the Shares.

1.7           The Subscriber hereby represents that the Subscriber, either by reason of the Subscriber’s business or financial experience or the business or financial experience of the Subscriber’s professional advisors (who are unaffiliated with and not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly), has the capacity to protect the Subscriber’s own interests in connection with the transaction contemplated hereby.

1.8           The Subscriber hereby acknowledges that the offering of the Shares has not been reviewed by the SEC nor any state regulatory authority since the offering is intended to be exempt from the registration requirements of Section 5 of the Securities Act pursuant to Regulation D promulgated thereunder.  The Subscriber understands that the Shares have not been registered under the Securities Act or under any state securities or “blue sky” laws and agrees not to sell, pledge, assign or otherwise transfer or dispose of the Shares unless they are registered under the Securities Act and under any applicable state securities or “blue sky” laws or unless an exemption from such registration is available.

Exhibit 10.2

1.9           The Subscriber understands that the Shares have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act that depends, in part, upon the Subscriber’s investment intention.  In this connection, the Subscriber hereby represents that the Subscriber is purchasing the Shares for the Subscriber’s own account for investment and not with a view toward the resale or distribution to others.

1.10           The Subscriber understands that the Company is a “shell company” as defined in Rule 405 of the Securities Act, and that there is a limited trading market for the Shares and that an active market may not develop for the Shares.  The Subscriber understands that even if an active market develops for the Shares, Rule 144 promulgated under the Securities Act requires for non-affiliates (“Rule 144”), among other conditions, a one-year holding period commencing as of the date that the Company ceases to be a shell company and files its Form 10 type information pursuant to Rule 144(i)(2).  The Subscriber understands and hereby acknowledges that (i) the Subscriber may never be able to resell any of the Shares and (ii) the Company is under no obligation to register any of the Shares under the Securities Act or any state securities or “blue sky” laws.

1.11           The Subscriber understands that the Shares are being offered and sold in reliance on specific exemptions from the registration requirements of federal and state securities laws and that the Company and the principals and controlling persons thereof are relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments, and understandings set forth herein in order to determine the applicability of such exemptions and the undersigned’s suitability to acquire Shares.

1.12           The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Shares that such securities have not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement.  The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such securities. The legend to be placed on each certificate shall be in form substantially similar to the following:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES OR “BLUE SKY LAWS,” AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

II.	REPRESENTATIONS BY AND COVENANTS OF THE COMPANY

The Company hereby represents and warrants to the Subscriber that:

Exhibit 10.2

2.1           Organization, Good Standing and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business.

2.2           Authorization; Enforceability.  The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.  All corporate action on the part of the Company, its directors and stockholders necessary for the (i) authorization execution, delivery and performance of this Agreement by the Company; and (ii) authorization, sale, issuance and delivery of the Shares contemplated hereby and the performance of the Company’s obligations hereunder has been taken.  This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy.  The Shares, when issued and fully paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable.

III.	TERMS OF SUBSCRIPTION

3.1           All funds paid hereunder shall be deposited with the Company, and will be available for immediate use by the Company to be deployed at the discretion of management.

3.2           Certificates representing the Shares purchased by the Subscriber pursuant to this Agreement will be prepared for delivery following the date on which such purchase takes place.

IV.	MISCELLANEOUS

4.1           This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns.  This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

4.2           Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Subscription Agreement as of the date set forth below.

Exhibit 10.2

SUBSCRIPTION AGREEMENT
COUNTERPART SIGNATURE PAGE

If the prospective investor is an individual, please execute this Agreement below.
__________________________________________
Name of Subscriber (Please type or print)

By:	______________________
Name:	______________________
Address:	______________________
______________________
Social Security No.
or Tax Id.:	______________________

And (if applicable)
By:	______________________
Name:	______________________
Address:	______________________
______________________
Social Security No.
or Tax Id.:	______________________

Number of Shares of Common Stock	Amount of payment:
Subscribed for:__________________	$__________________

Dated: ______________, 2013

Agreed to and accepted as of __________ ____, 2013.

GulfSlope Energy, Inc.
By:_________________
Name:_______________
Title:________________